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                                                               EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in this registration statement.

                                                KPMG Peat Marwick llp

San Francisco, California

October 15, 1998